EXHIBIT 10.35
                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of May 19, 2006, is by and between BigString Corporation, a corporation incorporated and organized under the laws of the State of Delaware, with its principal executive offices at 3 Harding Road, Suite F, Red Bank, New Jersey 07701 ("Buyer"), and Robb Knie, an individual with a mailing address of P.O. Box 785, Maywood, New Jersey 07607 ("Seller"). Buyer and Seller shall be individually referred to herein at times as a "Party" or together as the "Parties."

                                 R E C I T A L S

         WHEREAS, Seller owns, operates and is developing the websites, FindItAll.com, an event search engine, and AmericanMoBlog.com, a photo sharing website designed to let friends and family view each other's pictures, post comments and win various prizes (collectively, the "Websites"); and

         WHEREAS, Buyer desires to purchase and Seller desires to sell the Websites and all of the assets of Seller used in connection with the Websites, upon the terms and subject to the conditions provided herein.

         NOW, THEREFORE, in consideration of the premises and of the respective covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

                                   ARTICLE I

                           PURCHASE AND SALE OF ASSETS

         1.01  Purchase and Sale.  At the Closing (as defined  below),  upon the
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terms and subject to the  conditions set forth in this  Agreement,  Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Websites and all of the assets of Seller used to operate the Websites (the "Purchased Assets"), including, but not limited to: (i) all of Seller's right, title and interest in the Websites and domain names "www.FindItAll.com" and "www.AmericanMoBlog.com," including all registrations with respect thereto (the "Registrations"); (ii) all customer contracts, member lists, and member files, records and other similar information relating to the Websites; (iii) all source code relating to the Websites; and (iv) all warranty rights and causes of action with respect to the Purchased Assets. The Purchased Assets are being sold by Seller in "as is" condition.

         1.02  Liabilities.  Except as otherwise  provided herein,  Buyer is not
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assuming and it shall not be held responsible for any liabilities of Seller,  of any kind or nature whatsoever, which have accrued or arisen out of actions occurring prior to the Closing, including, without limitation, accounts payable,
notes  payable,  taxes  payable,  judgments,   awards,  warranty  claims,  lease
obligations, salaries, wages, severance, separation or vacation pay, profit sharing, retirement, pension, bonus or other employee benefits relating to Seller's employees, agents and/or consultants, or any liabilities or obligations arising out of the operation of the Websites prior to Closing.

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                                   ARTICLE II

                                 PURCHASE PRICE

         2.01 Purchase Price. The purchase price (the "Purchase  Price") for the
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Purchased  Assets shall be Seven Hundred Fifty  Thousand  (750,000)  shares (the
"Shares") of the Buyer's common stock, par value $.0001 per share ("Common Stock"). The Purchase Price shall be delivered at Closing.

         2.02  Allocation  of  Purchase  Price.  The  Purchase  Price  shall  be
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allocated among the Purchased Assets as agreed to by the Parties.

                                  ARTICLE III

                               CLOSING DELIVERIES

         3.01 Closing.  Subject to the conditions  set forth in this  Agreement,
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the purchase and sale of the Purchased  Assets  pursuant to this  Agreement (the
"Closing") shall take place at the offices of Giordano, Halleran & Ciesla, P.C., 125 Half Mile Road, Red Bank, New Jersey at 10:00 a.m. on May 19, 2006, or at such other time and place as may be agreed to by the Parties hereto (the "Closing Date").

         3.02 Buyer's Deliveries.  At the Closing, Buyer shall deliver to Seller
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all of the following:

            (a) a stock certificate representing the Shares, which is issued in the name of Seller;

            (b) resolutions of the board of directors of Buyer approving this Agreement and the transactions contemplated hereby;

            (c) the Registration Rights Agreement attached hereto as Exhibit A, executed by a duly authorized officer of Buyer; and

            (d) without limitation by specific enumeration of the foregoing, all other documents reasonably required to consummate the transactions contemplated hereby, including any documents necessary for the Registrations to be assigned to Buyer.

         3.03 Seller's Deliveries. At the Closing, Seller shall deliver to Buyer
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all of the following:

            (a) all customer contracts, member lists, and member files, records and other similar information relating to the Websites;

            (b) all documents evidencing Seller's interest in the domain names relating to the Websites and all applicable passwords and source codes relating to, or required to operate, the Websites;

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

            (c) the Registration Rights Agreement attached hereto as Exhibit A, executed by Seller;

            (d) the Investor Suitability Questionnaire attached hereto as Exhibit B, executed by Seller; and

            (e) without limitation by specific enumeration of the foregoing, all other documents reasonably required to consummate the transactions contemplated hereby, including any documents necessary for the Registrations to be assigned to Buyer.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.01 Seller. Seller represents and warrants to Buyer as follows:
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            (a) Seller's  Authority,  Approvals  and  Consents.  Seller has full
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power and  authority  to  execute,  deliver and perform  this  Agreement  and to consummate the transactions contemplated hereby; and this Agreement constitutes the valid and binding obligation of the Seller, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights and remedies of creditors and debtors, and (ii) equitable principles generally, regardless of whether such principles are considered in a proceeding at equity or at law.

            (b) No Consents Required. No consent of any other party is needed to
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enable Seller to consummate the transactions  contemplated under this Agreement, including any consent under any agreement, note, mortgage, lease or other contract.

            (c) General Warranty of Title;  Condition of Assets. Seller has good
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and marketable title to all of the Purchased Assets being transferred under this
Agreement. The Purchased Assets are free and clear of all liens, encumbrances and restrictions of any nature.

            (d)  Governmental   Filings;   No  Violations.   Except  as  may  be
                 ----------------------
contemplated herein, no notices, reports or other filings are required to be made by Seller, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Seller, from any governmental or regulatory authority, court, agency, commission, body or other governmental entity ("Governmental Entity"), in connection with the execution and delivery of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby.

            (e) Litigation and Liabilities.  There are no (i) civil, criminal or
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state or federal administrative actions, suits, claims, hearings, investigations or proceedings pending or, to the knowledge of Seller, threatened against Seller, or (ii) obligations or liabilities, whether or not accrued, contingent or otherwise, or any other facts or circumstances, in either such case, that are reasonably likely to result in any claims against or obligations or liabilities of Seller.

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

            (f)  Compliance  with Laws.  The Websites have not been, and are not
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being,  operated  in  violation  of any  law,  statute,  ordinance,  regulation, judgment, order, injunction, arbitration award, license or permit of any Governmental Entity (collectively, "Laws") which has had or could reasonably be expected to have a material adverse effect on Seller or the Purchased Assets. No investigation or review by any Governmental Entity with respect to Seller is pending or, to the knowledge of Seller, threatened, nor has any Governmental Entity indicated an intention to conduct the same. Seller has not received any written notice of any noncompliance with any such Laws that has not been cured as of the date hereof. Seller has all permits, licenses, variances, exemptions, orders and other governmental authorizations, consents and approvals, necessary to operate the Websites.

            (g) No  Default.  Seller  is not in  violation  or  breach  of or in
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default under,  and no conditions  exist that,  with the giving of notice or the lapse of time or both, would constitute a default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Seller is a party or by which Seller or any of his properties or assets may be bound.

            (h) Contracts.  There are no material contracts,  notes,  mortgages,
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indentures  or leases  which  relate to or affect the  Websites  or to which the
Websites are subject or bound.

            (i) Advice of Counsel. In connection with the execution and delivery
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of this Agreement,  Seller  acknowledges  that (i) Buyer has advised him to seek the advice of counsel and other advisors in connection with the execution and delivery of this Agreement, (ii) Seller has carefully read and fully understands all of the provisions of this Agreement, and (iii) Seller is entering into this Agreement knowingly, freely and voluntarily in exchange for good and valuable consideration.

            (j) Accredited Investor. Seller is an "accredited investor" (as such
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term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act")), and has completed and signed the Investor Suitability Questionnaire attached hereto as Exhibit B attesting to that fact.

            (k)  Investor  Intent.  Seller is  acquiring  the Shares for his own
                 ----------------
account, for investment and not with a view to, or for resale in connection with, any distribution thereof, nor with any present intention of distributing or reselling the same or any part thereof in any transactions that would be in violation of the Securities Act or any state securities or "blue-sky" Laws.

            (l) Restricted  Securities.  Seller  understands that (i) the Shares
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currently are not registered under the Securities Act or any state securities or
"blue-sky" Laws and have been issued in a transaction exempt from the registration requirements of the Securities Act and any state securities or "blue-sky" Laws, (ii) the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and any state securities or "blue-sky" Laws or is exempt from such registration, and (iii) the certificate(s) evidencing the Shares will be imprinted with a legend that prohibits the transfer substantially as set forth in Section 5.04(b) hereof unless they are registered or such registration is not required.

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

            (m)  Rule  144.   Seller   understands   that  the  exemption   from
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registration  afforded  by Rule 144 (the  provisions  of which are known to such person) promulgated under the Securities Act ("Rule 144") depends on the satisfaction of various conditions and that, if applicable, Rule 144 may only afford the basis for sales under certain circumstances and only in limited amounts.

            (n) Access to  Information;  Experience.  Seller has been  furnished
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with or has had access during the course of this  transaction  and prior to sale of the Shares to all information necessary to enable Seller to evaluate the merits and risks of a prospective investment in Buyer and Seller has had an opportunity to discuss with representatives of Buyer the business and financial affairs of Buyer and the terms and conditions of the investment and to obtain such additional information, to the extent that Buyer possesses such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information to which Seller has had access and all questions raised by Seller have been answered to the full satisfaction of Seller. Seller has conducted his own investigation and analysis of Buyer's business. Seller has
substantial   experience  in  evaluating  and  investing  in  private  placement transactions of securities in companies similar to Buyer so that he is capable of evaluating the merits and the risks of his investment in Buyer and has the capacity to protect his own interests in making his investment in Buyer. Seller can afford to suffer a complete loss of his investment in the Shares.

            (o)  Speculative  Investment.  Seller  understands  that Buyer has a
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limited  financial  and  operating  history,  that the Shares are a  speculative investment which involve a high degree of financial risk, and that there is no assurance of any economic, income or tax benefit from such investment.

            (p) Review of Agreement. Seller has carefully read and reviewed this
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Agreement  and, to the extent he believed  necessary,  Seller has discussed with his legal, accounting and other professional advisors the representations, warranties and agreements which the Seller is making herein and the terms and conditions of the investment contemplated hereby.

            (q)  Broker's or Finder's  Fees.  No agent,  broker,  person or firm
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acting on behalf of the Seller is, or shall be,  entitled to any  commission  or broker's or finder's fees from either Party, in connection with any of the transactions contemplated herein.

         4.02 Buyer's  Representations.  Buyer represents and warrants to Seller
              ------------------------
as follows:

            (a)  Buyer's   Authority,   Approval  and  Consents.   Buyer  hereby
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represents and warrants to Seller that it has all requisite power,  capacity and authority to enter into this Agreement, consummate the transactions contemplated herein and perform its obligations contemplated herein. The Agreement has been duly executed and delivered by, and constitutes a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights and remedies of creditors and debtors, and (ii) equitable principles generally, regardless of whether such principles are considered in a proceeding at equity or at law. The execution and delivery and performance of

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

this Agreement by Buyer and the consummation of the transactions contemplated hereby do not and will not conflict with any agreement to which Buyer is a party.

            (b)  No  Consents  Required.  No  consent  of  any  other  party  or
                 ----------------------
Governmental Entity is needed to enable Buyer to consummate the transactions contemplated under this Agreement.

            (c)  Broker's or Finder's  Fees.  No agent,  broker,  person or firm
                 --------------------------
acting on behalf of the Seller is, or shall be, entitled to any commission or broker's or finder's fees from either Party, in connection with any of the transactions contemplated herein.

                                    ARTICLE V

                                    COVENANTS

         5.01 Additional Agreements. Subject to the terms and conditions of this
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Agreement,  each of the Parties  hereto agrees to use its or his best efforts at its or his own expense to take, or cause to be taken, proper or advisable action under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In case at any time after the Closing further action is necessary or desirable to carry out the purposes of this Agreement, the Parties shall take all such appropriate action.

         5.02  Confidentiality.  Seller hereby agrees not to disclose or divulge
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any confidential, proprietary or secret information which Seller may obtain from
Buyer,  including,  by way of example and not in limitation  thereof,  financial
statements,   reports  and  other  materials  submitted  by  Buyer  as  required hereunder, unless required to be disclosed by Law or pursuant to any judgment, order, subpoena or decree of any court having competent jurisdiction, or unless such information is or becomes publicly known (other than as a result of this Section 5.02), or unless Buyer gives its written consent to Seller's release of such information, except that no such written consent shall be required (and Seller shall be free to release such information) if such information is to be provided to Seller's lawyers or accountants who are instructed to comply with this provision. Seller shall be responsible for making sure his lawyers and accountants comply.

         5.03  Registration  of  Shares.  Pursuant  to the  Registration  Rights
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Agreement,  attached  hereto as Exhibit A, Buyer shall,  as soon as practicable, but not later than 90 calendar days following the Closing, at Buyer's expense, file with the Securities and Exchange Commission a Registration Statement on Form SB-2, or such other form of registration statement which may be available, covering the sale of all of the Shares, which Registration Statement shall state that, in accordance with Rule 416 promulgated under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock dividends or similar transactions.

         5.04  Transfer of Securities.
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            (a) Restrictions on Transfer. Seller acknowledges that the Shares to
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be issued to him pursuant to this Agreement have not been  registered  under the
Securities Act, that such Shares are being or will be issued pursuant to an exemption from registration under the

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

Securities Act and that such Shares constitute "restricted securities" under Rule 144. Accordingly, the Shares shall not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of by Seller (each, a "Transfer") except upon the conditions specified in this Section 5.04, which conditions are intended to ensure compliance with the provisions of the Securities Act and this Agreement.

            (b) Restrictive  Legend.  Each  certificate  representing the Shares
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which are issued to the Seller and each  certificate  for any such Shares issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Sections 5.04(c) and 5.04(d)) be stamped or otherwise imprinted with a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

            (c) Notice of  Transfer.  Seller  agrees,  prior to any  Transfer of
                -------------------
Shares, to give written notice to Buyer of Seller's intention to effect such Transfer and to comply in all other respects with the provisions of this Section
5.04. Each such notice shall describe the manner and circumstances of the proposed Transfer and shall be accompanied by the written opinion, addressed to Buyer, of counsel for the holder of such Shares, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to Buyer), the proposed Transfer does not involve any transaction requiring registration or qualification of such Shares under the Securities Act or the securities or blue sky Laws of any relevant state of the United States. The Seller shall thereupon be entitled to Transfer such Shares in accordance with the terms of the notice delivered by it to Buyer. Each certificate or other instrument evidencing the securities issued upon the Transfer of any Shares (and each certificate or other instrument evidencing any untransferred balance of such Shares) shall bear the legend set forth in Section 5.04(b) unless, (i) in the opinion of counsel to the holder of such Shares, registration of any future Transfer is not required by the applicable provisions of the Securities Act and applicable state securities Laws, or (ii) Buyer shall have waived the requirement of such legends. Seller shall not Transfer any Shares until such opinion of counsel has been given (unless waived by Buyer or unless such opinion is not required in accordance with the provisions of this Section 5.04).

            (d)  Removal  of  Legends,   Etc.   Notwithstanding   the  foregoing
                 ---------------------------
provisions of this Section 5.04, the restrictions imposed by this Section 5.04 upon the transferability of any Shares held by Seller shall cease and terminate when (i) any such Shares are sold or otherwise

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

disposed of pursuant to an effective registration statement under the Securities Act or as otherwise contemplated by Section 5.04(c) and, pursuant to Section 5.04(c), the securities so transferred are not required to bear the legend set forth in Section 5.04(b), or (ii) the holder of such Shares has received an opinion of counsel stating that such holder has met the requirements for Transfer of the Shares pursuant to subparagraph (k) of Rule 144. Whenever the restrictions imposed by this Section 5.04 shall terminate, as herein provided, Seller shall be entitled to receive from Buyer, without expense, a new certificate not bearing the restrictive legend set forth in Section 5.04(b), and not containing any other reference to the restrictions imposed by this Section 5.04.

                                   ARTICLE VI

                           ASSIGNMENT OF REGISTRATIONS

         6.01 Assignment. At Closing, Seller shall hereby transfer and assign to
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Buyer, free and clear of all known claims,  liens and encumbrances,  any and all of Seller's right, title and interest in and to the Registrations and any other rights associated with such Registrations, including, without limitation, any intellectual property rights and associated goodwill.

         6.02 Further  Actions.  Seller will  cooperate in good faith with Buyer
              ----------------
and take any and all actions necessary to transfer ownership of the Registrations to Buyer, including, without limitation, preparing any and all necessary transfer authorizations with any applicable Internet domain name registration authority.

                                  ARTICLE VII

                                 INDEMNIFICATION

         7.01 Indemnification by Seller.  Seller covenants and agrees to defend,
              -------------------------
indemnify and hold harmless Buyer and its respective officers, directors, employees, shareholders, agents, advisers and representatives (collectively, the "Buyer Indemnitees") from and against, and pay or reimburse Buyer Indemnitees for, any and all claims, demands, liabilities, obligations, losses, fines, costs, expenses, royalties, litigation, deficiencies or damages (whether absolute, accrued, contingent or otherwise and whether or not resulting from third party claims), including interest and penalties with respect thereto and out-of-pocket expenses and reasonable attorneys' and accountants' fees and expenses incurred in the investigation or defense of any of the same or in asserting, preserving or enforcing any of their respective rights hereunder, resulting from or arising out of:

            (a) any breach of any representation or warranty made by Seller herein;

            (b) any failure of Seller to perform any covenant or agreement hereunder;

            (c) any transaction, liability or obligation of Seller that occurs or arises out of actions or events occurring prior to or after the Closing, including any liability or obligation arising out of Seller's failure to pay any taxes, whether federal, state or local, owed by him; or

            (d) the operation of the Websites prior to the Closing.

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         7.02  Indemnification by Buyer. Buyer,  covenants and agrees to defend,
               ------------------------
indemnify and hold harmless Seller and his agents, advisers and representatives (collectively, the "Seller Indemnitees"), from and against any and all claims, demands, liabilities, obligations, losses, fines, costs, expenses, royalties, litigation, deficiencies or damages (whether absolute, accrued, contingent or otherwise and whether or not resulting from third party claims), including interest and penalties with respect thereto and out-of-pocket expenses and reasonable attorneys' and accountants' fees and expenses incurred in the investigation or defense of any of the same or in asserting, preserving or enforcing any of their respective rights hereunder, resulting from or arising out of:

            (a) any breach of any representation or warranty made by Buyer herein;

            (b) any failure of Buyer to perform any covenant or agreement hereunder; or

            (c) any transaction, liability or obligation of Buyer that arises out of the operation of the Websites or the use of the Purchased Assets after the Closing.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.01 Survival. All representations,  warranties and covenants contained
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in this  Agreement  shall  survive for a period of two (2) years  following  the
Closing Date.

         8.02 Expenses. Each of the Parties hereto shall pay its or his own fees
              --------
and expenses (including the fees of any attorneys, accountants, or others engaged by such Party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

         8.03 Assignments. This Agreement and all of the provisions hereof shall
              -----------
be binding upon and inure to the benefit of the Parties hereto and their respective successors, heirs, legal representatives and assigns.

         8.04 Entire Agreement.  This Agreement  (including the Exhibits hereto)
              ----------------
embodies the entire agreement and understanding of the Parties with respect to the transactions contemplated hereby and supercedes all prior written or oral commitments, arrangements or understandings with respect thereto.

         8.05  Headings.  The  headings  contained  in  this  Agreement  are for
               --------
purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

         8.06 Modifications, Amendments and Waivers. The Parties may, by written
              -------------------------------------
agreement, modify, amend or supplement any term or provision of this Agreement and any term or provision of this Agreement may be waived in writing by the Party which is entitled to the benefits thereof.

         8.07  Counterparts.  This  Agreement  may be  executed  in one or  more
               ------------
counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the Party executing same (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         8.08 Governing Law. This Agreement shall be governed by the laws of the
              -------------
State of New Jersey (regardless of the laws that might be applicable under principles of conflicts of law) as to all matters including, but not limited to, matters of validity, construction, effect and performance. The Parties consent to the exclusive jurisdiction of the state or federal courts sitting in the State of New Jersey to resolve any disputes which may arise under this Agreement.

         8.09  Severability.  If any  one or  more  of the  provisions  of  this
               ------------
Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each Party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

         8.10 Notices. All notices or other communications required or permitted
              -------
hereunder shall be given in writing and shall be deemed sufficient if delivered by hand, mailed by registered or certified mail, postage prepaid (return receipt requested), or delivered by overnight delivery service with proof of delivery to a Party at the address first provided above for such Party or such other address as shall be furnished in writing by such Party, and any such notice or communication shall be effective and be deemed to have been given as of the date so delivered or three (3) days after the date so mailed.



                            [Signature Page Follows.]

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                       BIGSTRING CORPORATION


                                 By:  /s/ Darin Myman
                                      ----------------------------------------
                                 Name: Darin Myman
                                 Title:  President and Chief Executive Officer


                                       ROBB KNIE


                                       /s/ Robb Knie
                                      ----------------------------------------

                                    Exhibit A
                                    ---------

                          REGISTRATION RIGHTS AGREEMENT


                                    [Omitted]

                                    Exhibit B
                                    ---------


                              BIGSTRING CORPORATION
                       INVESTOR SUITABILITY QUESTIONNAIRE


                                    [Omitted]